UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 16, 2012

Century Aluminum Company
(Exact name of registrant as specified in its charter)

Delaware	1-34474	13-3070826
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2511 Garden Road Building A, Suite 200 Monterey, California (Address of principal executive offices)	93940 (Zip Code)
(831) 642-9300
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 16, 2012, Glencore AG informed Century Aluminum Company (the "Company") that Mr. Steven Blumgart intended to resign from the Board of Directors (the "Board") of the Company, effective as of March 20, 2012.  Mr. Blumgart tendered his resignation on March 20, 2012 and confirmed to the Company that his decision to resign did not arise or result from any disagreement with the Company.  Pursuant to the terms of the support agreement, dated April 5, 2011 (the “Support Agreement”), between the Company and Glencore AG and certain of its affiliates (collectively, "Glencore"), Glencore was entitled to designate a substitute reasonably acceptable to the Company for appointment to replace Mr. Blumgart (for the same term and class) on the Board.  Glencore designated Mr. Andrew Caplan for the Board’s consideration.

On March 20, 2012, the Board elected Mr. Andrew Caplan as a director of the Company to replace Mr. Blumgart.  Mr. Caplan will serve as a Class III director of the Company with a term expiring at the Company's 2014 Annual Meeting.  Prior to appointing Mr. Caplan, the Board reviewed his qualifications in accordance with the Company's written policies and practices and determined that he was qualified to serve as a member of the Board.  Mr. Caplan currently serves as the Bauxite and Alumina Manager for Glencore.  Glencore is one of the world's largest suppliers of commodities and raw materials to industrial consumers.

As of December 31, 2011, we believe Glencore beneficially owned, through its common stock, approximately 42% of our issued and outstanding common stock and, through its ownership of common and preferred stock, an overall 46% economic ownership of Century.  Information on transactions between the Company and Glencore is incorporated herein by reference from the “Related Party Transactions” section in the Company’s 2010 Proxy Statement and 2011 Annual Report on Form 10-K.

A copy of the Support Agreement is attached as Exhibit 10.1 and is incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number	Description
10.1
Support Agreement, dated April 5, 2011, by and among Century Aluminum Company, Glencore AG, Glencore International AG and Glencore Holding AG (incorporated by reference to Exhibit 10.1 of Form 8-K filed with the U.S. Securities and Exchange Commission on April 6, 2011).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTURY ALUMINUM COMPANY
Date:	March 21, 2012	By:	/s/ William J. Leatherberry
Name: William J. Leatherberry Title: Executive Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Description
10.1
Support Agreement, dated April 5, 2011, by and among Century Aluminum Company, Glencore AG, Glencore International AG and Glencore Holding AG (incorporated by reference to Exhibit 10.1 of Form 8-K filed with the U.S. Securities and Exchange Commission on April 6, 2011).